UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2017

ACXIOM CORPORATION (Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)
0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

301 E. Dave Ward Drive, Conway, Arkansas	72032
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant's Telephone Number, Including Area Code)

P.O. Box 8190, 601 E. Third Street, Little Rock, Arkansas 72203-8190
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On and effective March 29, 2017, the Board of Directors of Acxiom Corporation (the "Company") amended and restated the Company's Bylaws so as to change the location of the principal office of the Company to Conway, Arkansas. There were no other changes to the Company's Bylaws.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
Exhibit No. Description
3(a)	Amended and Restated Bylaws of Acxiom Corporation, dated March 29, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 31, 2017

ACXIOM CORPORATION

By: Name: Title:	/s/ Jerry C. Jones Jerry C. Jones Chief Ethics and Legal Officer & Executive Vice President